Exhibit 10.8

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ***) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Dated as of September 24, 2021

Assignment of Deposit Account

AppHarvest Operations, Inc., whose address is 500 Appalachian Way, Morehead, KY 40531 (the "Assignor"), pledges, assigns, transfers and grants a security interest to JPMorgan Chase Bank, N.A., whose address is 10 South Dearborn, Chicago, Illinois 60603 (“JPMCB”, for itself and as agent for its subsidiaries, branches and affiliates, together with their respective successors and assigns, the "Secured Party") in the Account (as defined below) to the maximum extent that the Assignor has rights in or power to transfer rights in the Account and to the maximum extent that the Assignor later acquires ownership, other rights in or the power to transfer rights in the Account. "Account" means money market deposit account number [***] held at JPMorgan Chase Bank, N.A. (together with its branches, successors and assigns, in such capacity, "Financial Institution"), any deposits in such account, including, without limitation, any interest, additions and proceeds due or to become due on such account; any successor account howsoever numbered; all accounts issued in renewal, extension or increase or decrease of or replacement or substitution for any of the foregoing (whether such accounts are deposit accounts, negotiable or non-negotiable or book entry certificates of deposit, book entry investment time deposits, savings accounts, money market accounts, time deposits, demand deposit accounts, instruments, general intangibles, chattel paper or otherwise); and all promissory notes, checks, cash, certificates of deposit, passbooks, deposit receipts, instruments, certificates and other records from time to time representing or evidencing the Account.

This Assignment secures the payment and performance of the Liabilities. The term "Borrower" in this Assignment means each and all of AppHarvest Pulaski Farm, LLC.

Control Agreement with Financial Institution and Power of Attorney. The Secured Party’s presentation of a copy of this Assignment to the Financial Institution is the Assignor's authentication of an irrevocable instruction to the Financial Institution to follow the Secured Party’s instructions with respect to the Account without the Assignor’s further consent concerning (1) the disposition of funds in the Account and (2) any other matter relating to the Account. The Assignor hereby grants and provides to the Secured Party control over the Account and this Agreement shall operate as Assignor’s authentication of an irrevocable instruction by Assignor to the Financial Institution to follow the instructions of Secured Party with respect to the disposition of funds in the Account and any other matter relating to the Account without further inquiry or consent of Assignor. The Secured Party is given an irrevocable power of attorney coupled with an interest to execute any control agreement in the Assignor’s name with the Financial Institution in form and substance satisfactory to the Secured Party and to perform any obligation of the Assignor under this Assignment. The Assignor also irrevocably authorizes and directs the Financial Institution to send duplicate notices, statements and all other communications concerning the Account to the Secured Party upon request of the Secured Party. The Secured Party is authorized at any time to restyle the Account or any portion thereof in its name or its nominee’s name. The Financial Institution is directed to follow all of the Secured Party's instructions without investigating the reason for any action taken by the Secured Party or the existence of any default and may rely on the instructions of the Secured Party without any liability to the Assignor. The rights and powers granted to the Secured Party in this Assignment are powers coupled with an interest and will neither be affected by termination of existence or bankruptcy of the Assignor nor by the lapse of time.

The Assignor agrees that neither Financial Institution nor any of its respective branches, officers, employees or affiliates will breach any duty to Assignor if any of them complies in good faith with the instructions issued by Secured Party or any instructions contained in this Agreement or if any of them fails to comply with any contrary or inconsistent instructions that may subsequently be issued by Assignor. Assignor further holds harmless and indemnifies Financial Institution and its branches, officers, employees and affiliates against any claim, loss, cost or expense arising out of any actions or omissions taken by any person in reliance on or compliance with the instructions of Secured Party and authorizations contained in this Agreement. The instructions contained in this Agreement may be revoked and the terms of this Agreement may be amended by Assignor only if Financial Institution receives (i) Secured Party's written consent to the revocation or amendment, or (ii) Secured Party's written notification that its security interest has been terminated.

Liabilities. The term "Liabilities" in this Assignment means all debts, obligations, indebtedness and liabilities of every kind and character of the Borrower whether individual, joint and several, contingent or otherwise, now or hereafter existing in favor of the Secured Party including, without limitation, all liabilities, interest, costs and fees, arising or occurring under or from any line of credit with the Secured Party (including, without limitation, all obligations under that certain Promissory Note dated September 24, 2021 by and among the Borrower and the Secured Party, as amended, modified, restated, replaced or extended from time to time), whether payable to the Secured Party or to a third party and subsequently acquired by the Secured Party, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. Without limiting the foregoing, the Liabilities further include all costs of collection of the Liabilities, whether such costs are incurred in collection from the Borrower or in proceeding against the Assignor hereunder, including, without limitation, legal fees of the Secured Party in such enforcement.

Representations, Warranties and Covenants. The Assignor represents, warrants and covenants that it will not withdraw any monies from the Account and during the term of this Agreement to the extent that the cash balance in the Account shall be less than 105% of the outstanding principal balance of the Liabilities. Any passbook, certificate or other evidence of the Account has been delivered to the Secured Party. The Assignor represents and warrants that (i) it is the sole owner of the Account, and the Account is free of all liens, security interests, and encumbrances (except for that contained herein) and the Assignor has not made any prior assignment or transfer of any kind of the Account, the proceeds thereof or interests thereon or therein, except such as may have been created in favor of the Secured Party; (ii) this Assignment does not violate, or require any consent, approval or other action by any governmental official or body or any other person or entity, under any law, regulation, decree or order or any agreement or arrangement binding upon the Assignor or the property of the Assignor; (iii) the Assignor has taken all organizational and legal action necessary to authorize the execution, delivery and performance of this Assignment and the assignment of the Account; (iv) this Assignment constitutes a legal, valid and binding obligation of the Assignor enforceable in accordance with its terms and creates in favor of the Secured Party a perfected, first priority security interest in the Account and all related monies, proceeds and interest; and (v) the execution, delivery and performance of this Assignment and the assignment of the Account are private and commercial acts.

Default/Remedies. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if an event of default occurs hereunder or under the terms of any agreement related to any of the Liabilities, then the Secured Party shall have the right immediately, without notice, at the Secured Party's option, to withdraw (even if any early withdrawal penalty is imposed as a result) all or any portion of the Account and apply those moneys to the Liabilities whether or not the Liabilities have been declared to be due and owing, provided that, to the extent any Liabilities consist of extensions of credit to the Borrower by the issuance of letters of credit or other like obligations of the Secured Party to third parties which have not then been drawn upon, such proceeds shall be held by the Secured Party in a cash collateral account as security for the Liabilities. Furthermore, notwithstanding the foregoing, so long as any of the Liabilities are outstanding, the Assignor hereby unconditionally and irrevocably authorizes and instructs the Secured Party, without prior notice to or demand for payment upon the Assignor, and even if any early withdrawal or other penalty is imposed as a result, to apply all or any portion of the Account to fund or reimburse the Secured Party with respect to any such Liabilities. The Secured Party may act or decline to act upon the foregoing authorization and instruction at any time and from time to time in its sole discretion.

Collateral Maintenance. The Assignor agrees that, so long as any of the Liabilities are outstanding or any line of credit from Secured Party is in place for any Borrower, it will at all times maintain an aggregate deposits in the Account equal to at least 105% of the sum of (i) the maximum amount drawn by the Borrower under each and every line of credit (such required amount, at any time, “Required Collateral Amount”) and (ii) any other outstanding Liabilities. The Assignor will, at the Secured Party's option, either supplement the deposits in the Account or make any payment under the Liabilities to the extent necessary to ensure compliance with this provision or the Secured Party may liquidate deposits in the Account to the extent necessary to ensure compliance with this provision. In the event that any of the Liabilities are denominated in a currency other than U.S. Dollars, such Liabilities shall first be converted into U.S. Dollars using Secured Party’s selling rate for such currency most recently in effect for purposes of determining compliance with this provision.

Miscellaneous. The Assignor consents to any extension, postponement or renewal of any Liabilities, the release or discharge of all or any part of any security for the Liabilities, and the release or discharge or suspension of any rights and remedies against any person who may be liable for any of the Liabilities. The Secured Party does not have to look to any other right, any other collateral, or any other person for payment before it exercises its rights under this Assignment. The Assignor's obligations to the Secured Party under this Assignment are not subject to any condition, precedent or subsequent. If more than one person or entity signs this Assignment as Assignor, their obligations, covenants, representations and warranties are joint and several and the Account includes any property that is owned by any one or more, individually or jointly with any other person or entity. This Assignment is binding on the Assignor and its heirs, successors and assigns, and is for the benefit of the Secured Party and its successors and assigns. The use of section headings shall not limit the provisions of this Assignment. The Assignor authorizes the Secured Party to take whatever actions, and to execute any agreement, document or instrument, which the Secured Party deems necessary or desirable to accomplish the purposes of this Assignment. A carbon, photographic or other reproduction of this Assignment is sufficient as, and can be filed as, a financing statement. The Secured Party is irrevocably appointed the Assignor's attorney-in-fact to execute any financing statement on the Assignor's behalf covering the Account. The Assignor authorizes the Secured Party to file one or more financing statements related to the security interests created by this Assignment and further authorizes the Secured Party, instead of the Assignor, to sign such financing statements. The Assignor waives any presentation, demand of payment, protest and notice of non-payment or protest. The Secured Party shall not under any circumstances be deemed to assume any responsibility for or obligation or duty with respect to the Account or any proceeds thereof or interest thereon, and shall not be required to take any action of any kind to collect, preserve or protect its or the Assignor's rights in the Account. The Assignor releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Assignment, the use or disposition of the Account or any action taken or omitted to be taken by the Secured Party with respect thereto, and the Assignor hereby agrees to hold the Secured Party harmless from and with respect to any and all claims, causes of action and demands. All items of income including interest and other income, gain, expense and loss recognized in the Account must be reported by Financial Institution in the name and tax identification number of Assignor. Further, Assignor agrees to pay any charges with respect to the Account directly and not out of the monies in or proceeds of the Account. Delivery of an executed counterpart of a signature page of this Assignment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page or the keeping of records in electronic form in accordance with applicable law, each of which shall be of the same legal effect, validity or enforceability as a manually executed counterpart of this Assignment.

Delivery of an executed counterpart of a signature page of this Assignment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page or the keeping of records in electronic form in accordance with applicable law, each of which shall be of the same legal effect, validity or enforceability as a manually executed counterpart of this Assignment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Secured Party or the Financial Institution to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Assignor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation between the Secured Party or the Financial Institution and the Assignor or Borrower, electronic images of this Agreement shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Agreement based solely on the lack of paper original copies of the Agreement, including with respect to any signature pages thereto. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Governing Law and Venue. This Assignment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its laws of conflicts), and to the extent applicable, federal law, except to the extent that the laws regarding the perfection and priority of security interests of the state(s) in which either the Assignor or any property securing the Liabilities is located, are applicable. The Assignor agrees that any legal action or proceeding with respect to any of its obligations under this Assignment may be brought by the Secured Party in any state or federal court located in the State of New York, as the Secured Party in its sole discretion may elect. By the execution and delivery of this Assignment, the Assignor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Assignor waives any claim that the State of New York is not a convenient forum or the proper venue for any such suit, action or proceeding. Furthermore, the Assignor expressly waives any immunity (whether characterized as sovereign immunity or otherwise) from suit, from the jurisdiction of any court, from attachment prior to, or in aid of execution of, a judgment, or from execution of a judgment.

WAIVER OF SPECIAL DAMAGES. THE ASSIGNOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE ASSIGNOR MAY HAVE TO CLAIM OR RECOVER FROM THE SECURED PARTY IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE ASSIGNOR AND THE SECURED PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE ASSIGNOR AND THE SECURED PARTY ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE SECURED PARTY TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Assignor: APPHARVEST OPERATIONS, INC.

By:	/s/ Loren Eggleton
	Loren Eggleton	Chief Financial Officer
	Printed Name	Title
Date Signed:	09/27/2021

The Financial Institution acknowledges that the Account has been assigned to the Secured Party and is subject to a lien, security interest, pledge and assignment in the Secured Party’s favor and that the Secured Party has control of the Account and the Financial Institution will follow the Secured Party’s instructions with respect to the disposition of funds in the Account and other matters concerning the Account without further inquiry of Assignor or the Assignor’s further consent. Financial Institution will not agree to comply with any third party entitlement orders or instructions concerning the Account without the prior written consent of Secured Party. Financial Institution will not honor any drafts, demands, requests for withdrawal, remittance debts, transfer orders or other requests and instructions by Assignor with respect to the Account after the date of this Agreement without the prior written consent of Secured Party. The Account will be subject to the sole signing authority of the Secured Party.

Financial Institution:

JPMorgan Chase Bank, N.A.

By:	/s/ Richard Barritt
	Richard Barritt	Executive Director
	Printed Name	Title